UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2019

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Tech Drive, Suite 201 Andover, Massachusetts		01810
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    978-645-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Amendment No. 1

Explanatory Note

On February 1, 2019, MKS Instruments, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report the completion of its acquisition of Electro Scientific Industries, Inc., an Oregon corporation (“ESI”), through the merger of EAS Equipment, Inc., formerly a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), with and into ESI, with ESI surviving as a wholly owned subsidiary of the Company (the “Merger”), all pursuant to the Agreement and Plan of Merger, dated as of October 29, 2018 (the “Merger Agreement”), by and among the Company, Merger Sub and ESI.

Pursuant to Item 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 to the Form 8-K amends and supplements Item 9.01 of the Form 8-K to provide the required historical audited financial statements of ESI and the pro forma financial information that were not filed with the Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of ESI and subsidiaries as of March 31, 2018 and April 1, 2017 and the related consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the three years in the period ended March 31, 2018 are incorporated herein and in Exhibit 99.1 to this Amendment No. 1 by reference to ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018.

The unaudited condensed consolidated financial statements of ESI and subsidiaries as of December 29, 2018 and March 31, 2018 and the related condensed consolidated statements of operations, comprehensive income, and cash flows for each of the three fiscal quarters ended December 29, 2018 and December 30, 2017, are incorporated herein and in Exhibit 99.2 of this Amendment No. 1 by reference to ESI’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 30, 2019.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2018 and ESI as of and for the four fiscal quarters ended December 29, 2018 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Electro Scientific Industries, Inc. and subsidiaries as of March 31, 2018 and April 1, 2017 and the related consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the three years in the period ended March 31, 2018 (incorporated herein by reference to Item 8 of Electro Scientific Industries, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 8, 2018).

99.2	Unaudited condensed consolidated financial statements of Electro Scientific Industries, Inc. and subsidiaries as of December 29, 2018 and March 31, 2018 and the related condensed consolidated statements of operations, comprehensive income and cash flows for the three fiscal quarters ended December 29, 2018 and December 30, 2017 (incorporated herein by reference to Item 1 of Electro Scientific Industries, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 30, 2019).

99.3	Unaudited pro forma condensed combined financial statements of MKS Instruments, Inc. as of and for the year ended December 31, 2018 and Electro Scientific Industries, Inc. as of and for the four fiscal quarters ended December 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

Date: April 15, 2019	/s/ Seth H. Bagshaw
Seth H. Bagshaw
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)